Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES–OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Acasti Pharma Inc. (the “Company”) for the fiscal year ended February 28, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jim Hamilton, Principal Financial Officer of the Company certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 16, 2015

/s/ Jim Hamilton_______________________
Name: Jim Hamilton
Title: Person acting in the capacity of Principal Financial Officer